EXHIBIT 99.2


                                 PROMISSORY NOTE

$2,000,000.00                                               September 17, 1996

            FOR VALUE RECEIVED, the undersigned, THE CAREY WINSTON COMPANY, a Delaware corporation having an address at 5550 Friendship Boulevard, Suite 500, Chevy Chase, Maryland 20815 (the "Borrower"), hereby promises to pay to the order of DE TOMASO INDUSTRIES, INC., a Maryland corporation having an address at c/o Finprogetti S.p.A., Via Fieno 8, 20123 Milano, Italy (the "Lender"), the principal sum of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00), plus such additional amount, not in excess of an additional ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) (the "Drawdown Loan"), as Lender shall have loaned to Borrower pursuant to Section 3.2 of the Agreement and Plan of Merger described below, on September 16, 1999 (the "Maturity Date"), together with interest thereon from time to time as provided herein.

            This Promissory Note (the "Note") is issued by the Borrower pursuant to an Agreement and Plan of Merger (the "Agreement"), dated as of August 14, 1996, among the Borrower, the Lender and DTI Acquisition Corp., a Delaware corporation. The Lender is entitled to the benefits of this Note and the Agreement, as it relates to this Note, and may enforce the agreements of the Borrower contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereto or thereto. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

            Interest on the outstanding principal amount of this Note, at a rate of Ten Percent (10%) per annum, shall accrue from the date hereof on the amount of principal from time to time outstanding until repayment of the entire principal sum and payment of all accrued interest in full. Interest shall accrue and be computed on the basis of a 360-day year consisting of twelve 30-day months, and shall be payable in arrears on the first (1st) day of April, July, October and January of each year while any amount is outstanding under this Note, and on the Maturity Date. If Lender shall fail to loan any portion of the Drawdown Loan when and as required by the Agreement, then the rate of interest payable hereunder shall be reduced to a rate of Five Percent (5%) per annum, provided that the normal rate of Ten Percent (10%) shall be reinstated (x) if and when Lender funds such portion of the Drawdown Loan provided that same occurs prior to Borrower terminating the Agreement as provided therein, or (y) upon the failure of Borrower to pay the principal amount hereof when due and payable, whether at maturity, by acceleration or otherwise.

            In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but not greater than, the maximum rate permitted by law.




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

            Principal and interest are payable in lawful money of the United States of America in immediately available funds at the address indicated above or at such other place designated in writing by the Lender from time to time. Principal shall be prepayable without premium or penalty, in whole or in installments of One Hundred Thousand Dollars ($100,000) or multiples thereof, at any time and from time to time, together with accrued interest on the amount so prepaid.

            The occurrence of any of the following events shall constitute an Event of Default by Borrower hereunder:

                  1. the Borrower shall default in the payment of the principal of this Note, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise; or

                  2. the Borrower shall default in the payment of interest on this Note according to its terms, when and as the same shall become due and payable and such default shall continue for a period of five (5) days; or

                  3. any representation or warranty made by the Borrower in the Agreement shall have been incorrect in any material respect when made, or any covenant made by the Borrower in the Agreement shall have been breached, provided that Lender shall have notified Borrower thereof prior to the Agreement having been terminated in accordance with its terms; or

                  4. the Closing shall not occur due to failure by Borrower to satisfy any of the conditions described in Section 8.2 of the Agreement; or

                  5. an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking
(a) relief in respect of the Borrower, or of a substantial part of its property or assets, under any Federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, or for a substantial part of his property or assets, or (c) the winding up or liquidation of the Borrower's business; and such proceeding or petition shall continue undismissed for 60 days, or an order or decree approving or ordering any of the foregoing shall be entered; or

                  6. the Borrower shall (a) voluntarily commence any proceeding or file any petition seeking relief under any Federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph 5 above, (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, or for a substantial part of its property or assets, (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (g) take any action for the purpose of effecting any of the foregoing.



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            Upon the occurrence of an Event of Default the entire unpaid principal amount of this Note, together with accrued interest and all obligations of the Borrower hereunder to the Lender, may be declared by the Lender to be immediately due and payable, provided that upon the occurrence of an Event of Default described in paragraph number 5 or 6 above, the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable, and provided further that upon the occurrence of an Event of Default described in paragraph number 3 or 4 above, the Borrower will have ninety (90) days from the date of such Event of Default to pay the entire unpaid principal balance plus accrued interest under this Note.

            Upon the occurrence of any one or more Events of Default, the Lender may proceed (but if the Event of Default occurs under paragraph number 3 or 4 above, only upon the expiration of the aforesaid ninety (90) day period)to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in the Agreement or this Note or in aid of the exercise of any power granted in the Agreement or this Note, or may proceed to enforce the payment of this Note, or to enforce any other legal or equitable right of the Lender. No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under the Agreement or now or hereafter existing at law or in equity or by statute or otherwise. No course of dealing between the Borrower and the Lender or any delay on the part of the Lender in exercising any rights hereunder shall operate as a waiver of any right.

            All the covenants, stipulations, promises and agreements contained in this Note by or on behalf of the Borrower shall bind its successors and assigns, whether or not so expressed.

            The Borrower hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest, any or all other notices or demands in connection with this Note, and, to the fullest extent permitted by law, all rights to plead any statute of limitations as a defense to any action hereunder. Any failure of the Lender hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

            Should the indebtedness represented by this Note, or any part thereof, be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Note be placed



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in the hands of attorneys for collection after default, the undersigned agrees to pay, in addition to the principal, interest or other amounts due and payable thereon, reasonable attorneys' and collection fees.

            Payment of principal and interest under this Note shall be subordinated, (without necessity for any further documentation) to such bona fide institutional indebtedness of Borrower ("Senior Indebtedness"), incurred prior to or after the date hereof for legitimate business purposes, the terms of which require subordination of this Note thereto, which Senior Indebtedness does not exceed, in the aggregate, $1,200,000, plus an additional $500,000, as well as arbitrage lines of credit (or loans made thereunder) which are one hundred percent (100%) collateralized with U.S. Treasury bills; provided that unless and until Lender is notified by a holder of Senior Indebtedness that a default has occurred in respect of such Senior Indebtedness and such holder has accelerated such Senior Indebtedness, the foregoing subordination shall not restrict Lender's right to any payment hereunder, and, upon receipt of such notice, such subordination shall apply only to such Senior Indebtedness.

            Notwithstanding anything to the contrary contained in this Note or the Agreement, at the Closing the entire principal amount of this Note then outstanding (it being understood that to the extent not theretofore funded, same shall be drawn down and funded) shall be contributed to Borrower's capital, Borrower shall pay to Lender all accrued interest hereunder, and this Note shall be canceled and of no further force and effect.

            This Note shall be governed by and construed in accordance with the laws of the State of Maryland.

                           THE CAREY WINSTON COMPANY



                           By:/S/Thomas L. Nordlinger
                              -----------------------------------------
                           Name: Thomas L. Nordlinger
                           Title: President and Chief Executive Officer



SUBORDINATION PROVISIONS CONFIRMED:

De Tomaso Industries, Inc.

By:/S/Howard E. Chase
   -----------------------------------------
   Howard E. Chase, President





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